                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(C) or Rule 14a-12

                                 SERACARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:
                                                     ---------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 SERACARE, INC.
                       1925 Century Park East, Suite 1970
                          Los Angeles, California 90067
                          -----------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 7, 1998
                          -----------------------------

     The Annual Meeting of Stockholders of SeraCare, Inc. will be held on Wednesday, October 7, 1998 at 9:00 AM local time at the Corporate Offices located at 1925 Century Park East, Suite 1970. The purpose of the meeting is:

1. To elect eight directors to serve one-year terms and until their successors are duly elected and qualified.

2.   To approve the proposed 1998 Stock Option Plan.

3. To consider and act upon such other business and matters or proposals as may properly come before said Annual Meeting or any adjournment thereof.


     The Board of Directors has fixed the close of business on August 24, 1998 as the record date for determining the stockholders having the right to receive notice of and to vote at said Annual Meeting.

                                           By Order of the Board of Directors

                                           Jerry L. Burdick
                                           Secretary

      Los Angeles, California
      September 1, 1998

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                 SERACARE, INC.
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                          -----------------------------
                                 OCTOBER 7, 1998

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of SeraCare, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held, pursuant to the accompanying Notice of Annual Meeting, on Wednesday, October 7, 1998 at 9:00 AM local time (the "Annual Meeting"). The purposes of the meeting are:

- To elect eight directors to serve a term of one year and until their successors are duly elected and qualified.

-    To approve the proposed 1998 Stock Option Plan.

- To consider and act upon such other business and matters or proposals as may properly come before said Annual Meeting or any adjournment thereof.

If a stockholder specifies in the Proxy accompanying this Proxy Statement (the "Proxy") how it is to be voted, it will be voted in accordance with such specification, but any Proxy which is signed and returned and which does not specify how it is to be voted will be voted: (i) for the election of the nominees for directors named herein; (ii) for the approval of the 1998 Stock Option Plan; and (iii) in the discretion of the persons named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any stockholder giving a Proxy in the accompanying form retains the power to revoke it at any time before it is exercised by delivering a written revocation to the Secretary of the Company, by executing and returning to the Company a proxy bearing a later date or by attending the Annual Meeting and voting his or her shares in person. Any stockholder who attends the Annual Meeting in person will not be deemed thereby to revoke the stockholder's Proxy unless such stockholder affirmatively indicates his or her intention to vote the shares in person.

The Company's principal executive offices are located at 1925 Century Park East, Suite 1970, Los Angeles, California. The Company mailed this Proxy Statement and the Proxy on or about September 1, 1998 to its stockholders of record at the close of business on August 14, 1998

                ANNUAL REPORT AND INDEPENDENT PUBLIC ACCOUNTANTS

The Company's Annual Report to Stockholders for the fiscal year ended February 28, 1998, including financial statements and the report of BDO Seidman LLP thereon, is being mailed herewith to each of the Company's stockholders of record at the close of business on August 24, 1998. At present the Company does not anticipate that a representative of BDO Seidman LLP will be at the meeting.

It is the practice of the Company's Board of Directors at its first meeting following the Annual Meeting of Stockholders to approve independent certified public accountants for the next twelve months. The Audit Committee is currently evaluating selection alternatives for the year ending February 28, 1999.

                                     VOTING

The holders of record of shares of Common Stock of the Company at the close of business on August 24, 1998 may vote at the Annual Meeting. On that date, there were 7,210,539 shares of Common Stock outstanding and entitled to vote, and a majority, or 3,605,270 of these shares, will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the meeting, including the election of directors and the proposed 1998 Stock Option Plan. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not treated as a vote cast on any matter.

As long as a quorum is present in person or by proxy at the Annual Meeting, the Directors shall be elected by a plurality of the votes cast at the Annual Meeting, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the number of directors to be elected) will be elected. Approval of the 1998 Stock Option Plan requires the affirmative vote of a majority of the shares present or represented by proxy and approval of a majority of the votes cast on the proposal.

INFORMATION AS TO ELECTION OF DIRECTORS

The Company's By-laws provide that the Board of Directors shall consist of not less than one or such other number as may be determined from time to time by the Board of Directors of the Company at a duly held meeting thereof. The Board of Directors has currently fixed the number of directors at eight. In the event that any of the nominees becomes unavailable (which is not now anticipated by the Company), the vacancy shall be filled by a vote of a majority of the remaining directors then in office, to serve until the next Annual Meeting of Stockholders or Special Meeting of Stockholders or until their successors are duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Each of the following directors has been nominated for reelection at the Annual
Meeting:

BARRY D. PLOST, age 52, has served as Chairman, President and Chief Executive Officer of the Company since February 6, 1996. Mr. Plost currently also serves on the board of Recycling Industries, Inc. Prior to joining the Company, Mr. Plost was a Management Consultant with the management consulting firm of David Barrett, Inc. for the period January 1995 until February 6, 1996. Mr. Plost was President and Chief Executive Officer of Country Wide Transport Services, Inc., a trucking company, from February 1991 through June 1994, and President and Chief Operating Officer of Freymiller Trucking, Inc., a trucking company, from November 1979 through August 1991.

JERRY L. BURDICK, age 59, has served as Executive Vice President, Chief Financial Officer, Secretary and a Director since December 1, 1995. From August 1993 through November 1995, Mr. Burdick was a consultant to SeraCare, Inc. and served as the acting Controller and Chief Financial Officer. Mr. Burdick operated his own financial consulting practice from March 1988 through August 1993. Mr. Burdick is a Certified Public Accountant in the State of California. At the time the Company filed for protection under Chapter 11 of the Federal Bankruptcy Code, Mr. Burdick was a consultant to the Company. Mr. Burdick has also held financial executive positions at various companies including International Rectifier Corporation and Getty Oil Company.

SAM ANDERSON age 61, was elected a Director effective April 16, 1996. Since April of 1996, Mr. Anderson has also been a consultant to SeraCare, Inc. From March 1990 to March 1991, Mr. Anderson served as president of Trancel, Inc., a start-up bio-tech development company and prior to that served as Chairman and Chief Executive Officer of Alpha Therapeutic Corporation, a manufacturer of pharmaceutical products and on of the largest plasma collection company and fractionator in the world, until he retired in February 1990.

M. EZZAT JALLAD, age 35, was elected a Director effective October 28, 1996. Mr. Jallad has been Chairman and President of Softpoint, Inc., which develops and markets point of sale software and hardware for the fast food and retail markets since June 1995. Previously, he was Executive Vice President of FCIM Corporation, a financial consulting firm, from April 1988 to May 1995.

DR. NELSON TENG, age 51, was elected a Director effective January 29, 1997. Dr. Teng has been the Director of Gynecologic Oncology and Associate Professor of Gynecology and Obstetrics at Stanford University School of Medicine since 1981. Dr. Teng also co-founded ADEZA Biomedical in 1984, and UNIVAX Biologics in 1988. In addition, Dr. Teng has served as a scientific advisor and consultant to several biotechnology companies and venture capital firms and has authored over 100 publications and 15 patents. Dr. Teng serves on several other boards of directors.

MICHAEL F. CROWLEY, SR., age 54, was elected a Director effective April 15, 1998 and has also served as President of the Western States Plasma Division of the Company since February 1998. Mr. Crowley founded Western States Group in 1983. Prior to that, Mr. Crowley worked for 12 years for Baxter International, Inc. from 1970 to 1982 and served first as Sales and Operations Manager in Baxter's international division in England and later as Director of Operations for Baxter's diagnostic division, Hyland Laboratories, a pharmaceutical company.

WILLIAM J. CONE, age 47, was elected a Director effective April 15, 1998 and has also served as President of the Consolidated Technologies Division of the Company since February 1998. Mr. Cone joined Consolidated Technologies, Inc. in 1972 (three years after his father founded the company in 1969) and was President and sole shareholder of the company from 1988 until February 1998. Mr. Cone attended Southwest Texas State University where he majored in microbiology.

ROBERT J. CRESCI, age 54, was elected a Director effective April 15, 1998. Mr. Cresci has been a Managing Director of Pecks Management Partners Ltd., an investment management firm, since September 1990. Mr. Cresci currently serves on boards of Bridgeport Machines, Inc., EIS International, Inc., Sepracor, Inc., Arcadia Financial, Ltd., Hitox, Inc., Garnet Resources Corporation, Film Roman, Inc., Educational Medical, Inc, Source Media, Inc., Castle Dental Centers, Inc., Candlewood Hotel Co., and several private companies.


              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

The Board of Directors of the Company, which held nine meetings during the fiscal year ended February 28, 1998, has the following committees:

The COMPENSATION COMMITTEE consists of Messrs. Jallad and Anderson. It is the responsibility of the Compensation Committee: to administer the 1998 Stock Option Plan; to administer the Company's bonus plans; to determine the compensation of the Chief Executive Officer and other executive officers of the Company; and to advise the Board of Directors on compensation matters.

The AUDIT COMMITTEE consists of Messrs. Cresci, Teng and Jallad. It is the responsibility of the Audit Committee: to make recommendations to the Board of Directors with regard to the selection of the Company's independent auditors; to review the Company's financial statements and the results of the independent audit; to review the adequacy of internal controls; and to advise the Board of Directors on any such matters as may need corrective action.

Each director of the Company attended more than 75% of the aggregate of (1) all meetings of the Board held during the period during which he or she was a director and (2) all meetings of each committee of which he or she was a member during the fiscal year just ended.

Each non-employee director is reimbursed for the out-of-pocket costs of attending meetings of the Board. The Company has paid no annual fees or attendance fees to directors, but has granted stock options to non-employee directors based upon their active participation in the strategic planning process, the product development programs and customer relations of the Company. SAM ANDERSON, an outside Director, has a consulting agreement with the Company which runs through March 31, 2002 at $50,000 per year plus fully vested options to purchase 30,000 shares of the Company's common stock at $1.50 per share which expire in three years. Mr. Anderson also was granted fully vested, three year options to purchase 20,000 shares of the Company's common stock at $1.00 per share in conjunction with a $100,000 bridge loan Mr. Anderson made to the Company on July 2, 1996 and on August 27,1997 was granted fully vested five year options to purchase 100,000 shares at $2.25. SUSAN PRESTON was granted fully vested three-year options to purchase 15,000 shares of the Company's common stock at $1.50 per share on April 16, 1996 and fully vested five-year options to purchase 15,000 shares at $2,25 on August 27, 1997. Susan Preston resigned as a director effective April 15, 1998. DR. NELSON TENG was granted fully vested three-year options to purchase 50,000 shares of the Company's common stock at $1.50 per share in January 1997 and fully vested five-year options to purchase 15,000 shares at $2,25 on August 27, 1997. Ezzat Jallad was granted fully vested five-year options to purchase 15,000 shares at $2,25 on August 27, 1997.


There are no family relationships among any of the directors or executive officers of the Company.

                             EXECUTIVE COMPENSATION


The following table sets forth the cash compensation and other consideration paid by the Company to its executive officers whose cash compensation exceeded $100,000.

                                              Paid          Paid
                                             Fiscal        Fiscal
Name and Principal Position                   1998          1997          Options         Other
---------------------------               -------------------------------------------     -----
(5) Barry D. Plost, President,              $172,115       $124,167       100,000 (1)     (3)(4)
    Chairman and CEO


                                        6


(6) Jerry L. Burdick,                        125,576        125,000        25,000 (2)     (3)(4)
    Executive V. P., Secretary and CFO

--------------------

(1) These options are fully vested five-year options granted on August 27, 1997 at a price of $3.00.

(2) These options are fully vested five year options granted on April 10, 1997 at a price of $2.00.

(3) The Company has a Management Bonus Pool whereby ten percent (10%) of earnings before taxes which are in excess of $4,384,187 in the year ending February 28, 1999 will be allocated to a bonus pool to be paid pro rata to all officers of the Company on the basis of salaries.

(4) To the extent that quarterly earnings before taxes exceed $100,000, the excess will be paid on a pro-rata basis to all officers up to an annual maximum of $10,000 each.

(5) Effective on February 6, 1996, the Company signed an employment agreement with Mr. Plost through February 5, 1999. The agreement was amended on February 13, 1998, providing for a current annual salary of $225,000. Mr. Plost also participates in the Management Bonus Pool on the same basis as other officers of the Company during the term of his agreement and also received certain options as indicated. Mr. Plost was not an employee prior to February 6, 1996.

(6) Effective on February 6, 1996, the Company signed an employment agreement with Mr. Burdick through February 5, 1999. The agreement was amended on February 13, 1998, providing for a current annual salary of $140,000. Mr. Burdick also participates in the Management Bonus Pool on the same basis as other officers of the Company during the term of his agreement and also received stock options as indicated above. Mr. Burdick functioned as an accountant and consultant to the Company prior to February 6, 1996.

AGGREGATE OPTIONS / SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
VALUES

No options were exercised by any officer or director during the year ended February 28, 1998.

The following table sets forth certain information with respect to options held by the named executive officers as of February 28, 1998.

                                       Number of Shares          Value of
                                          Underlying            Unexercised
Name and Principal Position              Unexercised            In-the-Money
                                          Options at             Options at
                                          Year-End (1)           Year-End(1)
                                       ---------------------------------------
Barry D. Plost, President,                1,394,647               $7,029,345
Chairman and CEO

Jerry L. Burdick,                            67,110               $  367,133
Executive V. P., Secretary and CFO

(1)  As of February 28, 1998, there were no options which were unexercisable.

OPTIONS / SAR GRANTS LAST FISCAL YEAR
During the fiscal year ended February 28, 1998, Mr. Barry D. Plost, the President and CEO, was granted 100,000 fully vested five-year options on August 27, 1997 at a price of $3.00 which represented 80% of the individual grants during the year and Mr. Jerry L. Burdick was granted 25,000 fully vested five year options on April 10, 1997 at a price of $2.00 which represented 20% of the individual grants during the year.

                              EMPLOYMENT AGREEMENTS

The Company has employment agreements with each of the executive officers of the Company, consisting of: Mr. Barry D. Plost, Chairman, President and Chief Executive Officer; and Mr. Jerry L. Burdick, Executive Vice President, Chief Financial Officer and Secretary. The employment agreements with both Mr. Plost and Mr. Burdick were effective on February 6, 1996 and have terms expiring on February 5, 1999. As of February 28, 1998, Mr. Plost was receiving a base salary of $225,000 and Mr. Burdick was receiving a base salary of $140,000. Both Mr. Plost and Mr. Burdick are eligible to participate in the management incentive bonus plan if the Company achieves certain performance objectives.

Discretionary compensation awards for executives, including stock options are made solely by the Board of Directors.


SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's common shares at February 28, 1998 of each present director, all officers, all officers and directors as a group and each beneficial owner of more than 5% of the Company's common stock.

                                                                PRESENTLY EXERCISABLE
                                                               -----------------------
                                             % OF     COMMON               SERIES A
INDIVIDUAL / GROUP                           CLASS    SHARES    OPTIONS     WARRANTS(2)
---------------------------------------      -----    ------    -------     -----------
-------
Barry D. Plost, President & Chairman         20.8%    393,034   1,394,647          -
Brad Rabe, Executive VP & COO(1)              5.2%    308,889           -     72,500
J.L. Burdick, Executive, CFO & Director       2.1%     82,546      67,110          -
Brian Olson, VP Operations(1)                  .1%     45,777      28,073          -
Nelson Teng, Director                         5.2%    315,000      65,000          -
Samual Anderson, Director                     4.7%    191,932     150,000
Susan Preston, Director                       0.4%          -      30,000          -
Ezzat Jallad, Director                        0.6%     25,000      15,000          -
All Officers and Directors                   35.3%  1,362,178   1,749,830     72,500
Other Beneficial owners:
         Brad Gaspard                         7.5%    358,500                200,000
         Pecks Management Partners, Ltd      22.6%              2,100,572
         Consolidated Technologies, Inc.      6.1%    436,364

(1)  Mr. Rabe and Mr. Olson resigned from Company in March 1998.

(2)  All Series A Warrants were exercised in August 1998.

Of the issued and outstanding shares as of August 24, 1998, no person or entity owns or controls 10% or more of the company's common stock.

                              CERTAIN TRANSACTIONS

TRANSACTIONS INVOLVING OFFICERS, DIRECTORS AND RELATED PARTIES

BRIDGE LOANS

In January 1998, the Company entered into agreements with related parties, approved by the Board of Directors, which provided for bridge loans totaling $599,000. The related parties consisted of: Sam Anderson, a director who loaned $133,000; Dr. Nelson Teng, a director who loaned $130,000; Chang Ming Teng, father of Dr. Nelson Teng who loaned $50,000; Ezzat Jallad, a director who loaned $50,000; Stranco Investments Ltd, an investment fund managed by Ezzat Jallad a director which loaned $200,000; and Peggy Burdick, wife of Jerry Burdick an officer and director who loaned $36,000. Interest is payable monthly at ten percent per annum. In connection with the 1998 bridge loans, the Company granted the holders warrants to purchase 599,000 shares of restricted common stock at an exercise price of $3.50, which approximated the fair market value of the shares on the date of grant. In February 1998, these warrants were exchanged for 299,500 shares of restricted common stock.

At various times during the year ended February 28, 1998, the Company entered into agreements with Mr. Barry Plost, the Company's president, which provided for loans totaling $1,125,000, which are all outstanding at February 28, 1998. These loans are due upon demand, and are secured by all the assets of the Company. The loans accrue interest at ten and twelve percent per annum. In connection with these loans, the Company granted options to its president to purchase 742,500 and 116,000 shares of restricted common stock at $2.00 and $3.00 per share, which was at the then fair market value, respectively. In addition, in conjunction with the January 1998 bridge, the Company's president made a bridge loan to the Company totaling $200,000. Terms of the bridge loan agreement were exactly the same as the terms other bridge loans made by related parties in January 1998 (see above). In February 1998 the warrants received in connection with the bridge loan were exchanged for 100,000 shares of restricted stock.

During 1997, the Company entered into agreements with related parties, approved by the Board of Directors, which provided for bridge loans of $550,000. Of this amount: $450,000 was loaned by Mr. Barry Plost, President and Chairman of the Company; and, $100,000 was loaned by Mr. Sam Anderson, a director. The bridge loans are due on demand and are secured by all of the assets of SeraCare's consolidated operations. The loans accrue interest at twelve percent per annum. During the year ended February 28, 1997, $332,500 of the bridge loans were converted to equity in private placements. The holders received 221,667 shares of common stock and warrants to purchase 112,500 shares of common stock at an exercise price of $2.75. In connection with the 1997 bridge loans, the Company granted three year options to purchase 150,000 shares of common stock at an exercise price of $1.00. The Company calculated $100,000 as the value (original issue discount) of the options issued in conjunction with the bridge loans, which estimated fair market value in excess of the exercise price of these options at the date of issue. All of the original issue discount was amortized to interest expense during the year ended February 28, 1997.

ACQUISITION OR DISPOSITION OF ASSETS.

CONSOLIDATED TECHNOLOGIES, INC.

On February 13, 1998, SeraCare, Inc. acquired substantially all of the operating assets of Consolidated Technologies, Inc., a Texas corporation and Conco Associates, Inc. (dba Cone Biotech), a Texas corporation located in Austin, Texas for $5,600,000 in cash and 439,000 shares of SeraCare common stock. Mr. William J. Cone was President and a principal of Consolidated Technologies, Inc. and Cone Associates, Inc. Mr. Cone has served as has served as a director of SeraCare, Inc. since April 15, 1998 and is a nominee for reelection.

THE WESTERN STATES GROUP, INC.

On February 13, 1998 SeraCare acquired all of the stock of The Western States Group, Inc., a California corporation located in Fallbrook, California for $4,033,204 in cash and 125,000 shares of SeraCare common stock. In addition, the selling shareholders are entitled to receive "earn-out" cash payments for the first and second twelve full calendar months after the Closing Date. Mr. Michael
F. Crowley, Sr. was President and a principal of The Western States Group, Inc. when it was acquired. Mr. Crowley has served as a director of SeraCare, Inc. since April 15, 1998 and is a nominee for reelection.

OTHER

On February 13, 1998, SeraCare executed a Securities Purchase Agreement with Pecks Management Partners Ltd on behalf of certain investors and issued $16,000,000 in Senior Subordinated Debentures due 2005. In connection with the Debentures, the Company also issued and delivered to the investors warrants to purchase an aggregate of 2,100,572 shares of its Common Stock representing an aggregate of 16% of the fully diluted outstanding shares of SeraCare at any time at an exercise price of $.01 per share. Mr. Robert J. Cresci has been a Managing Director of Pecks Management Partners Ltd since September 1990. Mr. Cresci has served as a director of SeraCare, Inc. since April 15, 1998 and is a nominee for reelection.


APPROVAL OF PROPOSED 1998 STOCK OPTION PLAN

On September 2, 1998, the Board adopted the SeraCare, Inc. 1998 Stock Option Plan (the "PLAN"), subject to the receipt of stockholder approval of the Plan at the Annual Meeting. The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by the full text of the Plan, a copy of which is included as Exhibit I to this Proxy Statement. Capitalized terms used in the summary but not defined herein have the meanings assigned to them in the Plan.

                         SUMMARY DESCRIPTION OF THE PLAN

The Plan authorizes the grant of stock options, as described below. The purpose of the Plan is to provide incentives through the grant of options to promote the success of the Company and the interests of its stockholders and to align the interests of the Company's stockholders and those persons eligible to participate in the Plan.

ADMINISTRATION. The Plan will be administered by the Board or by one or more committees appointed by the Board (the appropriate acting body is referred to as the "Administrator"). The Administrator is currently the Company's Compensation Committee. See "CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS" on page
6. The Board of Directors--Committees" above on page 6 of this Proxy Statement. The Administrator has broad authority to determine the number of shares that are to be subject to options and the terms and conditions of such options, including the exercise price of options. Subject to the other provisions of the Plan, the Administrator has the authority: (i) to permit the recipient of any option to pay the exercise price of the option in cash, the delivery of previously owned shares of Common Stock or other property, or by a cashless exercise; (ii) to amend the terms of options and accelerate the receipt or vesting of benefits pursuant to an option; and (iii) to make certain adjustments to an outstanding option and authorize the conversion, succession or substitution of an option in connection with certain reorganizations or Change in Control Events (as generally described below under "Limits on Options; Authorized Shares"). Other than as a result of a reorganization or Change in Control Event (as generally described below), in no event will the exercise price of an option be reduced (through amendment or adjustment) to a price less than the fair market value of a share of Common Stock as of the grant date of the option.

ELIGIBILITY. Persons eligible to receive options under the Plan include officers and employees of the Company and any of its subsidiaries, and directors and certain other consultants or advisors who render or have rendered services to the Company or any of its subsidiaries. Currently, there are approximately 350 officers and employees and eight directors considered eligible under the Plan, subject to the power of the Administrator to determine those particular eligible persons to whom awards will be granted.

TRANSFER RESTRICTIONS. Subject to customary exceptions, options granted under the Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. Any amounts payable or shares issuable pursuant to an option will be paid only to the recipient or the recipient's beneficiary or representative. The Administrator may, however, permit the transfer of an option if the transferor presents satisfactory evidence to the Administrator that the transfer is for estate and/or tax planning purposes and is without consideration (other than nominal consideration).

LIMITS ON OPTIONS; AUTHORIZED SHARES. The maximum number of shares of Common Stock that may be delivered pursuant to all options granted under the Plan is 1,000,000 shares. A maximum of 1,000,000 shares of Common Stock may be delivered under the Plan pursuant to options qualified as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A maximum of 100,000 shares of Common Stock may be subject to Options granted under the Plan to any individual during any calendar year. As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and the then outstanding options, as well as exercise prices and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the stockholders. The Plan will not limit the authority of the Board or other Committee to grant options or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

STOCK OPTIONS. An option is the right to purchase shares of Common Stock at a future date at a specified price (the "exercise price" of the option). The per share exercise price of each option granted under the Plan will be determined by the Administrator at the time of grant. The Administrator also determines the vesting schedule and term applicable to each option. The maximum term of each option granted under the Plan is ten years. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Treatment of Options under the Plan" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the Plan.

ACCELERATION OF OPTIONS; POSSIBLE EARLY TERMINATION OF OPTIONS. Unless prior to a Change in Control Event the Administrator determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option will become immediately exercisable. A Change in Control Event under the Plan generally includes (subject to certain exceptions) a 50% or more change in ownership of the Company, certain changes in a majority of the Board, certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a liquidation of the Company or sale of substantially all of the Company's assets.

TERMINATION OF OR CHANGES TO THE PLAN. The Board may amend or terminate the Plan at any time and in any manner. Unless required by applicable law or deemed necessary or advisable by the Board, stockholder approval for any amendment will not be required. No new options may be granted under the Plan after September 30, 2003, although the authority of the Administrator will continue as to any then outstanding options. As noted above, outstanding options may be amended, but the consent of the holder is required if the amendment materially and adversely affects the holder.

SECURITIES UNDERLYING OPTIONS. The fair market value of the Common Stock as of August 21, 1998 was $6.00 per share. Upon receipt of stockholder approval of the Plan and prior to any options becoming exercisable, the Company plans to register under the Securities Act of 1933, as amended, the shares of Common Stock available under the Plan.

FEDERAL INCOME TAX TREATMENT OF OPTIONS UNDER THE PLAN. The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion of general tax principles applicable to the Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences. With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the exercise price of the option and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise. If an option is accelerated under the Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

SPECIFIC BENEFITS. For information regarding options granted to executive officers of the Company, see the material under the heading "Executive Compensation" beginning on page 6.

Except as noted above, the number, amount and type of options to be received by or allocated to eligible persons under the Plan cannot be determined at this time. The Administrator has not yet considered any specific awards under the Plan.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD "FOR" THIS PROPOSAL

The Board believes that the Plan will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company's success and to provide incentives based upon increases in stockholder value.

Approval of the Plan requires the affirmative vote of a majority of the Common Stock present, or represented at the Annual Meeting and approval by a majority of the votes cast on the proposal.

THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PLAN. Proxies solicited by the Board will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 4. All members of the Board and all executive officers are eligible to receive awards under the Plan.


                            PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the next annual meeting of stockholders must be received by the Company at its principal executive offices by May 4, 1998 for inclusion in the proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of the federal securities laws. Shareholder proposals intended to be presented at the next annual meeting of stockholders but submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 (i.e., a proposal which is not submitted for inclusion in the Company's proxy statement) must be received by the Company at its principal executive office by July 19, 1999 to be considered timely under the Securities and Exchange Commission's proxy rules.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater-than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the fiscal years ended February 28, 1997 and 1998, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater-than ten percent beneficial owners have been satisfied.

Messrs. Plost, Burdick, Anderson, Teng and Jallad, Ms. Susan Preston (a former director of the Company) and Messrs. Brian Olson and Brad Rabe (former executive officers of the Company) each filed a delinquent Form 3 - Initial Statement of Beneficial Ownership on February 25, 1998, except for Ms Preston, who reported the required information on a Form 5 - Annual Statement of Beneficial Ownership ("Form 5") filed with the SEC on April 14, 1998.

Mr. Plost filed his initial Form 5 on February 25, 1998, which report covered the fiscal year ended February 28, 1997. Mr. Plost did not file a Form 4 - Statement of Changes in Beneficial Ownership ("Form 4") to cover a disposition (pursuant to Rule 144 under the Securities Act) and two cashless exercises of warrants to purchase Common Stock of the Company, which transactions occurred during fiscal year ended February 28, 1998. Each of these transactions were reported on a Form 5 which was filed with the SEC on April 14, 1998.

Mr. Burdick did not file a Form 4 covering a cashless exercise of warrants to purchase Common Stock of the Company, which transaction occurred during fiscal year ended February 28, 1998. This transaction was reported on a Form 5 which was filed with the SEC on April 14, 1998.

Mr. Anderson filed his initial Form 5 on February 25, 1998, which report covered the fiscal year ended February 28, 1997. Mr. Anderson did not file a Form 4 to cover a purchase of Common Stock of the Company and two cashless exercises of warrants to purchase Common Stock of the Company, which transactions occurred during fiscal year ended February 28, 1998. Each of these transactions were reported on a Form 5 which was filed with the SEC on April 14, 1998.

Dr. Teng did not file a Form 4 covering two cashless exercises of warrants to purchase Common Stock of the Company, which transactions occurred during fiscal year ended February 28, 1998. These transactions were reported on a Form 5 which was filed with the SEC on April 14, 1998.

Mr. Jallad did not file a Form 4 covering a cashless exercise of warrants to purchase Common Stock of the Company, which transaction occurred during fiscal year ended February 28, 1998. This transaction was reported on a Form 5 which was filed with the SEC on April 14, 1998.

Mr. Olson (a former officer of the Company) filed his initial Form 5 on February 25, 1998, which report covered the fiscal year ended February 28, 1997.

Mr. Rabe (a former officer of the Company) did not timely file a form 5 to report two purchases of Common Stock and warrants to purchase shares of Common Stock of the Company (through a private placement approved by the Board of Directors). These transactions were reported by Mr. Rabe on a Form 5 which was filed with the SEC on April 15, 1998.


                                  OTHER MATTERS

The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as shown above. However, if any such other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxies in respect of such business in accordance with their best judgement.

The cost of preparing, assembling and mailing this proxy material will be borne by the Company. The Company may solicit Proxies otherwise than by use of the mail, in that certain officers and regular employees of the Company, without compensation, may use their personal efforts, by telephone or otherwise, to obtain Proxies. Such assistance may take the form of personal, telephonic or written solicitation or any combination thereof. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain Proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.


                                        By Order of the Board of Directors

                                        Jerry L. Burdick
                                        Secretary

August 28, 1998

EXHIBIT I

                                 SERACARE, INC.
                             1998 STOCK OPTION PLAN

         1.  PURPOSE OF PLAN.

         The purpose of this 1998 Stock Option Plan (this "PLAN") of SeraCare, Inc., a Delaware corporation (the "COMPANY"), is to provide incentives through the grant of options to promote the success of the Company and the interests of its stockholders and to align the interests of the Company's stockholders and eligible persons.

         2.  PERSONS ELIGIBLE UNDER PLAN.

         Any Eligible Person shall be eligible to be considered for the grant of an option or options under this Plan. "ELIGIBLE PERSON" means: (a) any officer (whether or not a director) or other employee of the Company or any of its subsidiaries; or (b) any director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, provided that no non-employee shall be selected as an Eligible Person if such person's participation in this Plan would adversely affect (i) the Company's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of securities issuable under this Plan by the Company or (ii) the Company's compliance with other applicable laws.

         3.  STOCK SUBJECT TO PLAN.

         Subject to the provisions of Section 7, the capital stock that may be delivered under this Plan will be shares of the Company's Common Stock, par value $0.001 per share (the "COMMON SHARES"). Subject to adjustment as provided in or pursuant to this Section 3 or Section 7:

         3.1 AGGREGATE SHARE LIMIT. The maximum number of Common Shares that may be delivered pursuant to options granted under this Plan is 1,000,000 shares.

         3.2 INDIVIDUAL SHARE LIMIT. The maximum number of Common Shares that may be subject to options granted under this Plan during any calendar year to any individual is 100,000 shares.

         3.3 ISO SHARE LIMIT. The maximum number of Common Shares that may be delivered pursuant to options qualified as incentive stock options under Section 422 of the Internal Revenue Code ("ISOs") granted under this Plan is 1,000,000 shares in the aggregate and, in the individual case, the applicable limits under Section 422 of the Internal Revenue Code, as amended from time to time (the "Code").

         3.4 REISSUE OF SHARES. Common Shares that are subject to options that expire or for any reason are terminated, cancelled, fail to vest or are otherwise settled and are not issued, as well as Common Shares reacquired pursuant to the terms of this Plan, shall be available for subsequent options under this Plan.

         4.       ADMINISTRATOR OF PLAN.

         4.1 THE ADMINISTRATOR. This Plan shall be administered by the Board of Directors of the Company (the "BOARD") or by one or more committees (each a "COMMITTEE") appointed by the Board and each consisting of one or more directors. With respect to options intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code and applicable regulations and interpretations thereunder ("SECTION 162(m)"), this Plan shall be administered by a Committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m)). (The appropriate acting body, be it the Board or a Committee, is referred to as the "ADMINISTRATOR.") Transactions in or involving options intended to be exempt under Rule 16b-3 ("RULE 16b-3") under Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "EXCHANGE ACT"), must be duly and timely authorized by the Board, a committee of Non-Employee Directors (as this term is used in or under Rule 16b-3), or as otherwise required or permitted thereby.

                  POWERS OF THE ADMINISTRATOR. Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable in connection with the authorization of options and the administration of this Plan within its delegated authority, including, without limitation, the authority to:

                  (a) adopt, amend and rescind rules, regulations and procedures relating to this Plan and its administration or the options granted under this Plan and determine the forms of options;

                  (b)      determine which persons meet the requirements of
                           Section 2 hereof for eligibility under this Plan and to which of such persons, if any, options will be granted under this Plan;

                  (c) grant options to persons determined to be Eligible Persons and determine the terms and conditions of such options, including but not limited to the number of Common Shares issuable pursuant thereto, the times (subject to Section 5.4) at which and conditions upon which options become exercisable or vest or shall expire or terminate, the fair market value of the Common Shares from time to time and/or the manner in which it will be determined, and (subject to applicable law) the consideration, if any, to be paid upon exercise of options;

                  (d)      determine the date of grant of each option;

                  (e) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof;

                  (f) interpret and construe this Plan and the terms and conditions of any option granted hereunder, whether before or after the date set forth in Section 6;

                  (g) determine the circumstances under which, consistent with the provisions of Section 8, any outstanding option may be amended; and

                  (h) acquire or settle rights under options in cash, stock of equivalent value, or other consideration.

                  All authority granted herein (except as to initial grants under clauses (b) and (c) above) shall remain in effect so long as any option remains outstanding under this Plan.

         4.2 SPECIFIC ADMINISTRATOR RESPONSIBILITY AND DISCRETION REGARDING OPTIONS. Subject to the express provisions of this Plan, the Administrator, in its sole and absolute discretion, shall determine all of the terms and conditions of each option granted under this Plan, which terms and conditions may include, subject to such limitations as the Administrator may from time to time impose, among other things, provisions that:

                  (a) permit the recipient of such option to pay the exercise price of the option, or any applicable tax withholding obligation in respect of such option, in whole or in part, by any one or more of the following:

                           (i) cash, cash equivalent, or electronic funds transfer;

                           (ii) the delivery of previously owned shares of capital stock of the Company (including shares acquired as or pursuant to options) or other property; or

                           (iii)    a cashless exercise.

                  (b) accelerate the receipt and/or vesting of benefits pursuant to the option upon or in connection with (whether before, at the time of or after) the occurrence of a specified event or events, including, without limitation, an event of the type referenced in Section 7, a termination of employment, an event of a personal nature, or otherwise, in any case as deemed appropriate by the Administrator;

                  (c)      qualify such option as an ISO;

                  (d) adjust the exercisability, term (subject to other limits) or vesting schedule of any or all outstanding options, adjust the number of Common Shares subject to any option, adjust the exercise price of any or all outstanding options or otherwise change previously imposed terms and conditions, in the circumstances referenced in clause (b) above or in other circumstances or upon the occurrence of other events (including events of a personal nature) as deemed appropriate by the Administrator, by amendment of an outstanding option, by substitution of an outstanding option, by waiver or by other legally valid means (which may result, among other changes, in a greater or lesser number of shares subject to the option, a shorter or longer vesting or exercise period, or, except as provided below, an exercise price that is higher or lower than the original or prior option), in each case subject to Sections 3 and 8[, but in no case shall the exercise price of any option be reduced to a price below the fair market value of the option on the date of its grant];

                  (e) authorize (subject to Sections 7, 8, and 10) the conversion, succession or substitution of one or more outstanding options upon the occurrence of an event of the type described in Section 7 or in other circumstances or upon the occurrence of other events as deemed appropriate by the Administrator; and/or

                  (f) determine the value of and acquire or otherwise settle options upon termination of employment, upon such terms as the Administrator (subject to Sections 7, 8 and 10) deems appropriate.

         4.3 DECISIONS IN GOOD FAITH; RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted under this Plan in good faith. Any action taken by, or inaction of, the Administrator relating to or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding on all persons.

         4.4 COMMITTEE ACTION; DELEGATION. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or to third parties.

         4.5 BIFURCATION. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Administrator in any manner so that provisions of any option agreement (or this Plan) intended or required in order to satisfy the applicable requirements of Rule 16b-3 or Section 162(m), to the extent permitted thereby, are applicable only to persons subject to those provisions and to those options to those persons intended to satisfy the requirements of the applicable legal restriction.

         5.  OPTIONS.

         5.1 TYPE AND FORM OF OPTIONS. Only options to acquire Common Shares may be granted under this Plan. All options shall be evidenced in writing, substantially in the form approved by the Administrator, and executed on behalf of the Company and, if required by the Administrator, by the recipient of the option. The Administrator may authorize any officer (other than the particular recipient) to execute any or all agreements memorializing any grant of an option by the Administrator under this Plan.

         5.2 CONSIDERATION FOR SHARES. Common Shares may be issued pursuant to the exercise of an option for any lawful consideration as determined by the

                  Administrator consistent with Section 4.3(a), but shall not be issued for less than the minimum lawful consideration.

         5.3 OPTION PRICING LIMITS. The purchase price per share of the Common Shares covered by any option shall be determined by the Administrator at the time of the grant[, but shall not be less than 100% of the fair market value of the Common Shares on the date of grant].

         5.4 TERM LIMITS. Each option shall expire not more than 10 years after its date of grant.

         5.5 TRANSFER RESTRICTIONS. Unless otherwise expressly provided in (or pursuant to) this Section 5.5, by applicable law or by the option agreement, as the same may be amended, (a) all options are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) options shall be exercised only by the holder; and (c) amounts payable or shares issuable pursuant to an option shall be delivered only to (or for the account of) the holder.

                  5.5.1 EXCEPTIONS BY ADMINISTRATOR ACTION. The Administrator by express provision in the option agreement or an amendment thereto may permit an option to be transferred to, exercised by and paid to certain persons or entities related to the participant, including but not limited to members of the participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Administrator, pursuant to such conditions and procedures as the Administrator may establish. Any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and on a basis consistent with the Company's lawful issue of securities and the incentive purposes of the option and this Plan. Notwithstanding the foregoing, options intended as ISOs shall be subject to any and all additional transfer restrictions necessary to preserve their status as ISOs under the Code.

                  5.5.2 EXCLUSIONS. The exercise and transfer restrictions in this Section 5.5 shall not apply to:

                           (a)      transfers to the Company;

                           (b) the designation of a beneficiary to receive benefits in the event of the participant's death or, if the participant has died, transfers to or exercise by the participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

                           (c) transfers pursuant to a domestic relations order (if approved or ratified by the Administrator), if (in the case of ISOs) permitted by the Code;

                           (d)      if the participant has suffered a
                                    disability, permitted transfers to or
                                    exercises on behalf of the holder by his or her legal representative; or

                           (e) the authorization by the Administrator of "cashless exercise" procedures with third parties who finance or who otherwise facilitate the exercise of options consistent with applicable laws and the express authorization of the Administrator.

         5.6 TAX WITHHOLDING. Upon any exercise, vesting, or payment of any option, the Company shall have the right at its option to:

                  (a) require the recipient (or his or her heirs, personal representatives or beneficiaries, as the case may be) to pay or provide for payment of the amount of any taxes which the Company or any subsidiary may be required to withhold with respect to such transaction; or
                  (b) deduct from any amount payable in cash the amount of any taxes which the Company or any subsidiary may be required to withhold with respect to such cash amount.
         5.7 POSSIBLE SHARE OFFSET. In any case where a tax is required to be withheld in connection with the delivery of Common Shares under this Plan, the Administrator may require or may permit (either at the time of grant or thereafter) the holder the right to offset, pursuant to such rules and subject to such conditions as the Administrator may establish, the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then fair market value, to satisfy such withholding obligation.

         6.  TERM OF PLAN.

         No option shall be granted under this Plan after the day before the tenth anniversary of the Effective Date (as defined below). After that date, this Plan shall continue in effect as to then outstanding options. Any then outstanding option may be amended thereafter in any manner that would have been permitted earlier, except that no such amendment shall increase the number of shares subject to, comprising or referenced in the options or reduce the exercise or base price of an option.

         7.  ADJUSTMENTS; CHANGE IN CONTROL.

         7.1 CHANGE IN CONTROL; ACCELERATION AND TERMINATION OF OPTIONS. Unless prior to a Change in Control Event (as defined below) the Administrator determines that, upon its occurrence, benefits under any or all options will not accelerate or determines that only certain or limited benefits under any or all options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event each option will become immediately exercisable.

                  The Administrator may override the limitations on acceleration in this Section 7.1 by express provision in the option agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the option agreement or otherwise, in such circumstances as the Administrator may approve. Any acceleration of options will comply with applicable legal and regulatory requirements (including, without limitation,
                  Section 422 of the Code with respect to ISOs). Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

                  If any option has been fully accelerated as required or permitted by this Plan but is not exercised prior to (i) a dissolution of the Company, or (ii) an event described in this
                  Section 7.1 that the Company does not survive, or (iii) the consummation of an event described in Section 7.2 involving a Change in Control Event approved by the Board, such option will terminate, subject to any provision that has been expressly made by the Administrator or the Board through a plan of reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of such option.

                  For purposes of this Plan, "CHANGE IN CONTROL EVENT" means any of the following:

                  (a) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

                  (b) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not subsidiaries or other affiliates of the Company, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Company;

                  (c) Approval by the stockholders of the Company of the sale of substantially all of the Company's business and/or assets to a person or entity that is not a subsidiary or other affiliate of the Company; or;

                  (d) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
                           Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or

                  (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then


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

                           still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

         7.2      ADJUSTMENTS.
                  The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Shares (whether in the form of cash, Common Shares, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Shares) or a sale of substantially all the assets of the Company as an entirety occurs. The Administrator will, in such manner and to such extent (if any) as it deems appropriate and equitable:

                  (a) proportionately adjust any or all of (i) the number and type of shares of Common Shares (or other securities) that thereafter may be made the subject of options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Shares (or other securities or property) subject to any or all outstanding options, (iii) the exercise price of any or all outstanding options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding options; or

                  (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding options or the cash, securities or property deliverable to the holder of any or all outstanding options based upon the distribution or consideration payable to holders of the Common Shares of the Company upon or in respect of such event.

                  In each case, with respect to ISOs, no such adjustment will be made that would cause this Plan to violate Section 422 or 424 of the Code or any successor provisions without the written consent of holders materially adversely affected thereby. In any of such events, the Administrator may take such action sufficiently prior to such event if necessary or deemed appropriate to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

         8. AMENDMENT AND TERMINATION OF PLAN AND OPTIONS.

         The Board may amend or terminate this Plan at any time and in any manner. No amendment or termination of this Plan or change in or affecting any outstanding option shall deprive in any material respect the holder, without the consent of the holder, of any of his or her rights or benefits under or with respect to the option. Adjustments contemplated by Section 7 shall not be deemed to constitute a change requiring such


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

         consent. Unless required by applicable law or deemed necessary or advisable by the Board, stockholder approval for any amendment shall not be required.

         9.  EFFECTIVE DATE; STOCKHOLDER APPROVAL.

         This Plan shall be effective as of the date that it is approved by the Board (the "EFFECTIVE DATE"), subject to the approval of this Plan by the requisite vote of stockholders within 12 months of the Effective Date.

         10.      LEGAL MATTERS.

         10.1 COMPLIANCE AND CHOICE OF LAW; SEVERABILITY. This Plan, the granting and vesting of options under this Plan and the issuance and delivery of Common Shares and/or the payment of money under this Plan or under options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities and banking laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. This Plan, the options, all documents evidencing options and all other related documents shall be governed by, and construed in accordance with the laws of the state of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

         10.2 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

         10.3 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents relating to this Plan or to any option) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause.

                                      PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                                 OCTOBER 7, 1998

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Board of Directors' Proxy Statement (the "Proxy Statement"), hereby appoint(s) Barry D. Plost and Jerry L. Burdick, and each of them, Proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SeraCare, Inc. to be held on October 7, 1998, and there to vote all shares of Common Stock of SeraCare, Inc. that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the meeting.

                THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
              DIRECTORS, WHICH RECOMMENDS APPROVAL OF THE PROPOSALS
                                CONTAINED HEREIN.
                   ( X ) PLEASE MARK VOTES AS IN THIS EXAMPLE

      FOR                         WITHHOLD              FOR ALL EXCEPT
     (   )                         (   )                     (   )

1. For the election of all nominees listed below (except as otherwise indicated).

         Barry D. Plost                     Ezzat Jallad
         Jerry L. Burdick                   Dr. Nelson Teng
         Samuel Anderson                    Michael F. Crowley, Sr.
         Robert J. Cresci                   William J. Cone

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

2. Proposal to approve 1998 Stock Option Plan.

      FOR                         WITHHOLD                      ABSTAIN
     (   )                         (   )                         (   )

PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED BELOW.

The undersigned hereby confer(s) upon the Proxies, and each of them, discretionary authority (i) to consider and act upon such business, matters or proposals other than the business set forth herein as may properly come before the meeting and (ii) with respect to the election of directors in the event that any of the nominees is unable or unwilling to serve.

------------------------------------------------------         -----------------
Stockholder sign above - Co-holder (if any) sign above         Date

------------------------------------------------------         -----------------
Stockholder sign above - Co-holder (if any) sign above         Date

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE FOR ALL THE NOMINEES FOR DIRECTOR AND FOR APPROVAL OF THE PROPOSED 1998 STOCK OPTION PLAN.

In signing, please write name(s) exactly as appearing in the imprint on this Proxy. For shares held jointly, each joint owner must sign. If signing in any other capacity, please indicate your full title.

PLEASE SIGN, DATE AND MAIL IN THE POSTAGE PAID ENVELOPE PROVIDED.


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